Phoenix Worldwide Opportunities Fund
                  Supplement dated June 10, 1998 to Prospectus
               dated October 30, 1997 as supplemented May 28, 1998


         Effective June 1, 1998, National Securities & Research Corporation ("National") assigned its investment advisory contract to Phoenix Investment Counsel, Inc. ("PIC"). PIC now serves as adviser for the Fund; however, this change has no effect on the portfolio management of the Fund or on the investment advisory fees paid by the Fund.

         National and PIC are both subsidiaries of Phoenix Investment Partners, Ltd. (formerly Phoenix Duff & Phelps Corporation). As National will no longer serve as a registered investment adviser, management has decided to appoint PIC as the adviser to the Fund. By this Supplement, all references to National in the Prospectus and Statement of Additional Information are deleted and replaced with PIC.

         PIC, which is located at 56 Prospect Street, Hartford, Connecticut 06115, has served as an investment adviser for over sixty years. As of March 31, 1998, PIC managed over $21.4 billion in assets (including mutual funds and institutional accounts).


         Investors should retain this supplement with their prospectus for future reference.


PXP 691M (6/98)